UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 17, 2009
CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

001-15903	72-1100013

(Commission File Number)	(IRS Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050 Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(972) 401-0090

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On and effective as of March 17, 2009, the Board of Directors of CARBO Ceramics Inc. (the “Company”) amended Article II, Section 3 of the Company’s Second Amended and Restated Bylaws (the “Bylaws”). The purpose of the amendment is to confirm that, in accordance with Section 216 of the General Corporation Law of the State of Delaware, directors of the Company shall be elected by a plurality (rather than majority) vote of shares present in person or represented by proxy at a meeting and entitled to vote on the election of directors.
The summary of changes to the Company’s Bylaws set forth above is qualified in its entirety by reference to the full text the Bylaws, as amended, a copy of which is included as an exhibit to this Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
3.1	Second Amended and Restated Bylaws of CARBO Ceramics Inc., as further amended effective as of March 17, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2009	CARBO CERAMICS INC.
	By:	/s/ R. Sean Elliott
R. Sean Elliott
General Counsel, Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of CARBO Ceramics Inc., as further amended effective as of March 17, 2009.

4